                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                 ______________


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        MARCH 14, 1996 (MARCH 6, 1996)
                        ------------------------------
               Date of Report (Date of earliest event reported)

                               RUBY TUESDAY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


       GEORGIA                             1-12454               63-0475239
-------------------------------        ----------------      ------------------
(State or other jurisdiction of        (Commission File         (IRS Employer
incorporation)                            Number)           Identification No.)


             4721 MORRISON DRIVE
               P.O. Box 160266
                MOBILE ALABAMA                           36625
       -----------------------------------              -------
     (Address of principal executive offices)          (Zip Code)



                                (334) 344-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                          MORRISON RESTAURANTS, INC.
         ------------------------------------------------------------
         (former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     The Registrant is the successor to Morrison Restaurants Inc., a Delaware corporation ("MRI"), as a result of the reincorporation (the "Reincorporation") of MRI in Georgia pursuant to a statutory merger effective March 9, 1996. In the Reincorporation, the Registrant effected a one-for-two reverse stock split of its Common Stock. Substantially simultaneously with the Reincorporation, Ruby Tuesday, Inc., a then wholly-owned Delaware subsidiary of MRI, was merged with and into the Registrant and, in such merger, the name of the Registrant was changed to "Ruby Tuesday, Inc."

     The Reincorporation, the reverse stock split and the change in name were effected in connection with the distribution (the "Distribution") by MRI to its stockholders of all of the issued and outstanding shares of Common Stock of Morrison Health Care, Inc. and Morrison Fresh Cooking, Inc., then wholly-owned subsidiaries of MRI. The Distribution was effected on March 9, 1996 to MRI stockholders of record as of the close of business on March 8, 1996. In the Distribution, MRI stockholders received (i) one share of Common Stock of Morrison Health Care, Inc. for every three shares of Common Stock of MRI held and (ii) one share of Common Stock of Morrison Fresh Cooking, Inc. for every four shares of Common Stock of MRI held. Fractional shares otherwise issuable as a result of the Reincorporation and the Distribution were aggregated and sold in the open market by an independent agent. MRI stockholders who were otherwise entitled to receive fractional shares will receive a cash payment for the amount of their allocable share of the sale proceeds of the fractional shares. The Distribution was effected to separate MRI into three independent publicly owned companies, as more fully described in MRI's Notice of Special Meeting and Proxy Statement dated February 6, 1996 which is incorporated herein by reference.

     In anticipation of the Distribution, Registrant entered into a Credit Agreement dated as of March 6, 1996 (the "Credit Agreement") with SunTrust Bank, Atlanta, for itself and as Agent and Administrative Agent ("SunTrust"), and the other lenders signatories thereto ("Lenders"), which provides for a five-year credit facility for the Registrant of up to $100,000,000 (the "Credit Facility"). The Credit Facility consists of a revolving credit facility of up to $50,000,000 (the "Revolving Credit Facility") and a term loan facility of $50,000,000 for the Registrant and its subsidiaries. Under the Credit Facility, the Registrant may, at its election, obtain "Base Rate Advances," "Eurodollar Advances" or, for the Revolving Credit Facility only, "Money Market Loans" (all as defined in the Credit Agreement). Base Rate Advances under the Credit Facility will bear interest at a rate equal to the higher of (i) SunTrust's prime lending rate or (ii) the federal funds rate plus one half of one percent (0.50%) per annum. Eurodollar Advances under the Credit Facility will bear interest at the relevant LIBOR plus seven sixteenths of one percent (.4375%) per annum. Money Market Loans will bear interest at a fixed rate agreed upon by the Registrant and the appropriate Lender. The Registrant used $83 million of the proceeds of the Credit Facility plus funds from other sources to repay $90 million in principal of pre-Distribution indebtedness of MRI. Future proceeds of the Revolving Credit Facility may be used solely

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to acquire and construct additional restaurants, to fund working capital needs of the Registrant and for other general corporate purposes. The Credit Agreement requires the Registrant to maintain minimum levels of net worth and certain minimum financial ratios, including the requirement that Registrant generally maintain a consolidated net worth of $180,000,000, plus fifty percent (50%) of consolidated net income for periods after June 2, 1996, plus an amount equal to 100% of the net proceeds of all issuances of stock, subordinated debt or other equity of the Registrant issued after the date of the Credit Agreement. The Credit Agreement is attached as Exhibit 99.3 and is incorporated by reference
                                ------------
herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      Exhibit No.                          Description
      -----------                          -----------

        99.1 Agreement and Plan of Merger dated as of March 2, 1996 between Morrison Restaurants Inc. and Ruby Tuesday (Georgia), Inc. (n/k/a Ruby Tuesday, Inc.) (1)

        99.2 Agreement and Plan of Merger dated as of March 2, 1996 between Ruby Tuesday, Inc., a Delaware corporation, and Ruby Tuesday (Georgia), Inc. (n/k/a Ruby Tuesday, Inc.) (1)

        99.3 Credit Agreement dated as of March 6, 1996 among the Registrant, SunTrust Bank, Atlanta, for itself and as Agent and Administrative Agent, and the other lenders signatories thereto. (2)

-------------
(1) Included in and incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 (File No. 1-12454).

(2) Incorporated by reference to Exhibit 10.40 to Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 (File No. 1-12454).

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RUBY TUESDAY, INC.
                              -----------------------------------
                                       (Registrant)


                              By:  /s/ J. Russell Mothershed
                                 -------------------------------
                                  J. Russell Mothershed
                                  Senior Vice President, Finance

Date:  March 15, 1996

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                                 EXHIBIT INDEX

                                                            Sequential
      Exhibit No.             Description                    Page No.
      -----------             -----------                   ---------

        99.1 Agreement and Plan of Merger dated as of March 2, 1996 between Morrison Restaurants
               Inc. and Ruby Tuesday (Georgia), Inc.
               (n/k/a Ruby Tuesday, Inc.) (1)

        99.2   Agreement and Plan of Merger dated as of
               March 2, 1996 between Ruby Tuesday, Inc.,
               a Delaware corporation, and Ruby Tuesday
               (Georgia), Inc. (n/k/a Ruby Tuesday, Inc.)
               (1)

        99.3 Credit Agreement dated as of March 6, 1996 among the Registrant, SunTrust Bank, Atlanta, for itself and as Agent and Administrative Agent, and the other lenders signatories thereto. (2)

--------------
(1) Included in and incorporated by reference to Exhibit 3.1 to the Registrant's Statement on Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 (File No. 1-12454).

(2) Incorporated by reference to Exhibit 10.40 to Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 (File No. 1-12454).

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